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                             SHARE OPTION AGREEMENT

     AGREEMENT, made this 7th day of June, 1995, between UNIVEC INC., a New York corporation (the "Corporation"), maintaining its principal place of business at 999 Franklin Avenue, Garden City, New York 11530, and LEONARD N. TARR
("Optionee"), an individual residing at 100 Chestnut Lane, Woodbury, New York 11797.

                                W I T N E S S H:

     WHEREAS, Optionee desires to have the option to purchase certain shares of the Corporation, and the Corporation is willing to grant said option, upon the terms and conditions hereinafter set forth;

     NOW, THEREFORE, for the sum of Fifty and 00/100 ($50.00) Dollars and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. GRANT OF OPTION

     The Corporation hereby grants to the Optionee the option (the "Option") to purchase at any time prior to the Expiration Date (defined below) 3.26 shares (the "Shares") of the Corporation's common stock, no par value per share, which on the date hereof represents, following exercise of the Option, three (3%) percent of the issued and outstanding capital stock of the Corporation on a fully diluted basis after giving effect to all options, warrants, convertible debentures or other conversion or share purchase rights outstanding on the date hereof. The Optionee may exercise this Option for the purpose of purchasing less than the maximum number of Shares purchasable upon exercise of the Option. Such purchase shall not affect the Optionee's ability to purchase the remaining Shares purchasable upon exercise of the Option pursuant to the terms of this Agreement. The number of Shares issuable upon exercise of this Option is subject to adjustment as set forth in Section 6.

     2. PURCHASE PRICE

     The purchase price for all of the Shares shall be Two Hundred Twenty-Five Thousand and 00/100 ($225,000.00) Dollars (initially $69,018.404 per Share). If less than all of the Shares are purchased pursuant to the terms of this Agreement, the purchase price shall be calculated by multiplying the stated amount ($225,000.00) by a fraction, the numerator being the number of Shares purchased and the denominator being the total number of Shares subject to the Option. All amounts shall be payable in cash or by certified check delivered at the Option Closing (as hereinafter defined).

     3. EXERCISE OF OPTION

     The Option shall be exercisable by the Optionee by irrevocable notice in writing to the Corporation as set forth herein prior to the Expiration Date (defined below). If the Optionee exercises the Option, the Fifty and 00/100 ($50.00) Dollars paid to the Corporation shall be applied against the purchase price to be paid. If the Optionee fails to exercise the Option, the Fifty and 00/100 ($50.00) Dollars shall belong to the Corporation absolutely and all rights under this Agreement shall terminate without further notice.

     4. DURATION

     The Option shall continue in full force and effect until June 30, 1998 unless terminated sooner by the exercise of the Option by the Optionee (the "Expiration Date").

     5. OPTION CLOSING

     Delivery of the Shares and payment of the purchase price shall take place at the closing (the "Option Closing") to be held between ten (10) and thirty
(30) days after delivery

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of the notice  exercising the Option at the Optionee's  address set forth above, at the time and on the date specified in such notice of exercise.

     6. ADJUSTMENTS

     In the event of any change in the number of outstanding Shares of Common Stock of the Corporation by reason of any stock dividend, stock split, recapitalization, reclassification, combination, or exchange of Shares, the number of Shares of Common Stock to be delivered upon exercise of the Option and not issued prior to the record date for such event shall be adjusted so that the Optionee shall receive upon exercise of the Option, that number of Shares of Common Stock that the Optionee would have been entitled to receive had the Option been exercised immediately prior to the record date for such event. In the event of such an adjustment, the Option price per share shall be adjusted accordingly, so that there will be no change in the aggregate purchase price payable upon exercise of the Option.

     7. ACKNOWLEDGEMENTS OF OPTIONEE, ETC.

     7.1. No Voting Rights. This Agreement shall not itself entitle the Optionee to any voting rights or other rights as a stockholder of the Corporation it being understood that only upon delivery of Shares shall the Optionee be entitled to be a holder of the underlying shares of Common Stock.

     7.2. Investment Intent. The Optionee represents and warrants to the Corporation that he is acquiring the Shares to be issued upon exercise of this Option pursuant to this Agreement for his own account for investment only and not with a present view to, or for sale in connection with, any distribution of such Shares (as such term is defined in the Securities Act of 1933, as amended). The Optionee further represents and warrants that (a) he

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can afford to suffer the loss of his entire  investment  in the  Shares;  (b) by reason of his business and financial experience and the business and financial experience of those persons, if any, retained by him to advise him with respect to his investment in such Shares; (c) the Optionee, together with such advisors, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks or acquiring such Shares; and (d) the Optionee, together with such advisors, has had the opportunity to ask such questions of the Corporation its officers and employees and to obtain answers thereto as the Optionee and his advisors considers necessary to evaluate the merits and risks of the prospective investment in the Shares. The Optionee understands, acknowledges and agrees that he may not sell or otherwise transfer the Shares of Common Stock issuable under this Agreement without registration under the Securities Act of 1933, as amended, or an exemption therefrom.

     7.3. Legend and Registration. (a) The Optionee acknowledges and agrees that the Shares to be issued pursuant to the exercise of the Option shall have imprinted thereon the following legend:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANOTHER STATE, AND MAY NOT BE SOLD OR TRANSFERRED (1) EXCEPT IN COMPLIANCE WITH SUCH ACT OR SUCH LAWS AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER OR (2) UPON DELIVERY TO THE CORPORATION OF A LEGAL OPINION OF COUNSEL TO THE HOLDER (WHICH COUNSEL SHALL BE REASONABLY ACCEPTABLE TO THE CORPORATION) TO THE EFFECT THAT SUCH TRANSFER WILL NOT REQUIRE REGISTRATION."

     The certificates shall also have imprinted thereon any other legend that may be required by applicable law.

     (b) The Optionee further acknowledges and agrees that none of the Shares has been

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registered  under any Federal or state  securities  laws,  and, as a consequence thereof, all of the Shares issued to the Optionee under this Agreement must be held indefinitely unless (i) subsequently registered under applicable Federal and state securities laws; or (ii) exemptions or transfer thereof. The Corporation has no obligation to the Optionee and no present intention to file a registration statement under either Federal or state law.

     (c) The Optionee further acknowledges and agrees that it shall be a condition precedent to any transfer of Shares prior to the registration under the Securities Act of 1933, as amended that counsel for the Optionee (which counsel shall be reasonably acceptable to the Corporation) shall have furnished the Corporation with an opinion to the effect that such transfer will not require registration because of the availability of an exemption under the Securities Act of 1933, as amended, and applicable state securities laws.

     8. REGISTRATION RIGHTS

     The Corporation agrees that each time it proposes to file a registration statement in connection with a public offering of its securities under the Securities Act of 1933, it will promptly give written notice to the Optionee of such intention and of the securities to be registered. Upon the written request (a "Registration Request") of the Optionee made within twenty (20) days after the giving of any such notice, to include in such registration and offering any shares issued upon exercise of this Option ("Designated Securities") which the Optionee requests to be included in the registration and offering, the Corporation will at its expense cause all the Designated Securities set forth in such notice to be included in such registration statement and offering. In connection with the registration and offering of the Designated Securities, the Corporation will as expeditiously as possible;

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          (a) prepare and file with the  Securities  and  Exchange  Commission a registration statement with respect to the Designated Securities and use its best efforts to cause such registration statement to become effective;

          (b) furnish to the Optionee such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act of 1933, and such other documents as the Optionee may reasonably request; and

          (c) cause the Designated Securities to be listed on each securities exchange on which securities of the same class issued by the Corporation are then listed.

     Nothing herein prevents the Corporation from abandoning a proposed registration. If such offering is in connection with an underwritten offering, the underwriter may limit the number of Designated Securities that may be included in such offering, provided all other Selling Shareholders, if any, are limited on a pro rata basis.

     9. REPRESENTATIONS, WARRANTIES AND COVENANTS

     The Corporation represents, warrants and covenants to the Optionee as follows:

     (a) The Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of New York and has all requisite corporate power and authority and is entitled to carry on its business as now being conducted and to own, lease or operate its assets as and in the place where such business is now conducted and its assets are now owned, leased or operated.

     (b) Neither the execution, delivery nor performance of this Agreement by the Corporation or the Shareholders will with or without the giving of notice or 0the passage of time, or both, conflict with, result in a default, right to accelerate or loss of rights under, or result in

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the creation of any lien, charge or encumbrance pursuant to any provision of the
Corporation's Certificate of Incorporation or bylaws or any mortgage, deed of trust, lease, license, agreement, understanding, instrument, law, rule or regulation or any order, judgment or decree to which the Corporation is a party or by which the Corporation, or any of its assets may be bound or affected. The Corporation has the full corporate power and authority to enter into this Agreement and to carry out the transactions contemplated hereby. All proceedings required to be taken by the Corporation and its shareholders to authorize the execution, delivery and performance of this Agreement have been properly taken and this Agreement constitutes a valid and binding obligation of the Corporation and the Shareholders.

     (c) The presently authorized, issued and outstanding Shares of capital stock of the Corporation and the names of the record and beneficial owners thereof are as set forth in Schedule I hereto. Each of such persons is the lawful record and beneficial owner of the number of Shares set forth opposite his name. Except as set forth on Schedule I on the date hereof, there are no outstanding subscriptions, options, warrants, calls, contracts, demands, commitments, convertible securities or other agreements or arrangements of any character or nature whatever under which the Corporation is or may become obligated to issue, assign or transfer any Shares of its capital stock.

     (d) There has been reserved, and the Corporation shall at all times keep reserved, out of the authorized but unissued Shares of its common stock, a number of shares sufficient to provide for the exercise of the Option.

     (e) So long as the Option is in effect or the Optionee is a shareholder of the Corporation, the Optionee (i) shall to the extent prepared by the Company receive within ninety

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(90) days after the end of each fiscal year financial statements for such fiscal year certified by an independent certified public accounting firm of recognized standing, (ii) shall to the extent prepared by the Company receive copies of all quarterly financial reports and the Corporation's annual federal income tax return prepared for or on behalf of the Corporation and (iii) shall have the right from time to time upon reasonable notice to the Corporation to examine the books and records of the Corporation provided the Optionee shall keep such information confidential.

     (f) The Corporation will not, by amendment of the Corporation's articles of incorporation or through any reorganization, transfer or assets, consolidation, merger, dissolution issue or sale of securities, or any other voluntary action avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Agreement and in the taking of all such action as may be necessary or appropriate in order to protect the option, and other rights of the Optionee.

     10. NOTICES

     All notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or mailed by registered or certified mail, return receipt requested, to the addresses herein designated or to such other addresses as may be designated by notice given to the addresses set forth below by registered or certified mail:

If to Leonard Tarr:

Leonard Tarr
100 Chestnut Lane
Woodbury, New York 11797

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with copies to:

Ruskin, Moscou, Evans & Faltischek, P.C.
170 Old Country Road
Mineola, New York 11501
Attention: Irvin Brum Esq.

If to Univec, Inc.:

Univec Inc.
999 Franklin Avenue
Garden City, New York 11530
Attention: Joel Schoenfeld, President
with copies to:

Meltzer, Lippe, Goldstein, Wolf,
 Schlissel & Sazer, P.C.
The Chancery
190 Willis Avenue
Mineola, New York 11501
Attn: Scott T. Mikuen, Esq.

     11. GENERAL

     (a) Choice of Law. This Agreement shall be governed, construed and enforced in accordance with the laws of the State of New York without giving any effect to the conflict of law principles thereof.

     (b) Headings. The section headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

     (c) Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties in respect of the transactions contemplated hereby and supersedes all prior agreements, arrangement and understanding relating to the subject matter hereof.

     (d) Benefit. All the terms, covenants, representations, warranties and conditions of this Agreement shall be binding upon and inure to the benefit of the parties hereto

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and their respective successors and assigns.

     (e) Amendments. This Agreement may be amended, modified, superseded or canceled, and any of the terms or conditions hereof may be waived, only by a written instrument executed by all the parties hereto or, in the case of a waiver, by the party waiving compliance.

     (f) Waivers. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect the right at a later time to enforce the same. No waiver by any party of any condition, or the breach of any term contained in this Agreement whether by conduct or otherwise, in any one or more instances shall be deemed to be or construed as a further or continuing waiver of any such condition or breach of any other term of this Agreement.

     (g) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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                                   SCHEDULE I

                       CAPITALIZATION AND SHARE OWNERSHIP

Shares: Authorized 200 no par shares
------
Outstanding:

Flora Schoenfeld        32.5 shares

Alan Gold               32.5 shares

John Frank               5 shares

David Shonfeld          25 shares

Richard Lerner           5 shares
                       ---
                       100

Options/Subscriptions:
----------------------

     John Frank has subscribed for 3.2526 shares at $92,233.05 per share and has an option to purchase 2.168 shares at $92,233.05 per share.

2



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     IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year first above written.



                                   UNIVEC INC.

                                   By: /s/  Joel Schoenfield
                                   -----------------------------------------
                                            Joel Schoenfield, President

                                   LEONARD N. TARR, P.C., PENSION
                                   TRUST # 1


                                   By: /S/ Leonard N. Tarr
                                   ------------------------------------------
                                   Leonard N. Tarr, Trustee